UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2006

Commission	Exact Name of Registrant as Specified in Charter, State of Incorporation,	IRS Employer
File Number	Address of Principal Executive Office and Telephone Number	Identification Number
1-5540	PEOPLES ENERGY CORPORATION	36-2642766
2-26983	THE PEOPLES GAS LIGHT AND COKE COMPANY	36-1613900
2-35965	NORTH SHORE GAS COMPANY	36-1558720

(Illinois Corporations)
130 East Randolph Drive, 24th Floor
Chicago, Illinois 60601-6207
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (312) 240-4000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
As described below, certain material changes in the activity of Peoples Energy Corporation and its subsidiaries (the “Company”) have transpired since the filing of the Company’s Form 10-K, as amended, for the fiscal year ended September 30, 2005, and the filing of the Company’s Form 10-Q for the quarter ended December 31, 2005. Exhibit 99.1 presents certain financial statements and related disclosures which revise indicated sections of the Company’s September 30, 2005 Form 10-K, as amended, for the impact of both the change in segment reporting and discontinued operations. Exhibit 99.2 presents certain financial statements and related disclosures which also revise indicated sections of the Company’s December 31, 2005 Form 10-Q for the impact of discontinued operations.  Exhibits 99.1 and 99.2 set forth the complete text of the indicated Items, which replace in the entirety the applicable Items in the Company's previously filed Form 10-K, as amended, for the fiscal year ended September 30, 2005, and Form 10-Q for the quarter ended December 31, 2005.

Change in segment reporting
Beginning in fiscal 2006, the Company restructured the management and operations of certain of its businesses and has realigned its segment reporting to match these changes. The Company's reportable segments are Gas Distribution (including Peoples Gas hub operations, formerly included as part of Midstream Services), Oil and Gas Production, Energy Assets (primarily power generation), Energy Marketing (both retail and wholesale activity, formerly included as Retail Energy Services and part of Midstream Services, respectively), and Corporate and Other.
The financial data by business segment for all periods presented has been reclassified to conform with the new reportable segments.

Discontinued operations
The Company announced in February, 2006 its intention to exit the power generation business and is actively engaged in discussions regarding the sale of its 50% interest in the Elwood power generation facility, and its 100% interest in a fully-permitted power development site in Oregon. On May 31, 2006, the Company completed the sale of its 27% interest in the Southeast Chicago Energy Project facility to Exelon Generation Company, LLC. On January 31, 2006, the Company sold its 100% interest in the Valencia Energy power development site in New Mexico.

Beginning in the second quarter of fiscal 2006, the Company reports the results of operations and assets of its power generation business as discontinued operations in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. Results of operations and assets for all periods in the attached sections of the September 30, 2005 Form 10-K, as amended, and Form 10-Q for the quarter ended December 31, 2005, have been reclassified to conform with the discontinued operations presentation.

Item 9.01. Financial Statements and Exhibits.

The following is furnished as an exhibit to this report.

Exhibit
Number	Description
23	Consent of Deloitte & Touche LLP to incorporate by reference in Registration Statement File Nos. 333-84594, 333-70702, 2-82760, 33-6369, 33-63193, 333-62070, 333-113204, 333-116192, and 333-17701.
99.1	September 30, 2005 Form 10-K/A - Selected Items
99.2	December 31, 2005 Form 10-Q - Selected Items

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

Date: June 30, 2006	By: /s/ THOMAS A. NARDI
Thomas A. Nardi
Executive Vice President and Chief Financial Officer

THE PEOPLES GAS LIGHT AND COKE COMPANY

Date: June 30, 2006	By: /s/ THOMAS A. NARDI
Thomas A. Nardi
Executive Vice President and Chief Financial Officer

NORTH SHORE GAS COMPANY

Date: June 30, 2006	By: /s/ THOMAS A. NARDI
Thomas A. Nardi
Executive Vice President and Chief Financial Officer